                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A
                        Amendment No.1 to Current Report

                             TRANSMEDIA EUROPE, INC.
                             -----------------------
             (Exact name of Registrant as specified in its charter)


          DELAWARE                                            13-3701141
-------------------------------                       -------------------------
(State or other jurisdiction of                          (I.R.S. Employer
  incorporation of organization)                          Identification No.)


                 11 ST. JAMES'S SQUARE, LONDON SW1Y 4LB, ENGLAND
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)

                            U.K. 011-44-171-930-0706
                            ------------------------
                              including area code)



Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days


                                            Yes   / /        No     /X/

Item 2.  Acquisition or Disposal of Assets

On May 14, 1998 Transmedia Europe, Inc. (the "Company") and Transmedia Asia Pacific, Inc. ("TMAP") purchased from Compass Trustees Limited 100% of the outstanding capital stock of Porkpine Limited ("Porkpine"). TMAP is a Delaware corporation which shares common directors and officers with the Company. The Company and TMAP each acquired 50% of the outstanding capital stock of Porkpine.

Porkpine and its wholly owned subsidiaries Letville Holdings Limited ("Letville") and Floracourt Marketing Limited ("Floracourt") operate two businesses trading as Logan Leisure and Logan Leisure & Entertainment. Porkpine trades as Logan Leisure ("LL"). LL was established in 1989 and is based in Belfast, Northern Ireland. Letville is an intermediary holding company which owns Floracourt. Floracourt trades as Logan Leisure & Entertainment ("LLE"). LLE is based in Dublin in the Republic of Ireland and commenced operations in 1992. Both LL and LLE produce and sell discount and savings directories. The discount directory is a book of vouchers, along with a membership card, which the purchaser of the directory can use to obtain discounts from participating merchants. LL and LLE have negotiated agreements with such participating merchants whereby the merchant agrees to the inclusion of branded vouchers in the directory or acceptance of the membership card. The purchaser of the directory can use their membership card or redeem such vouchers to obtain a discount on purchases made in the merchants establishments. Participating merchants include hotel groups, restaurants and a wide range of leisure activity providers such as golf clubs.

The transaction was consummated pursuant to an acquisition agreement (the "Agreement") dated May 14, 1998 between Compass Trustees Limited, the Company, TMAP and Gavin and Joanne Logan. The consideration paid totalled 1,060,000 pounds sterling ($1,749,000 approximately) subject to increase or decrease by an amount equal to the net current assets of Porkpine and subsidiaries as of the date of completion. The net current assets as of the date of completion were to be determined by reference to consolidated financial statements (the "Completion Accounts") to be prepared as soon as practical after May 14, 1998. The consideration paid on consumation was paid as follows:



                                      Company      TMAP       Total
      Pounds Sterling

         Cash                         330,000      330,000      660,000
         Shares of common stock:
         Company -225,000 shares      200,000                   200,000
         TMAP - 225,000 shares                     200,000      200,000
                                      -------      -------    ---------
         Total                        530,000      530,000    1,060,000
                                      -------      -------    ---------
                                      -------      -------    ---------


The net current assets as of May 14, 1998 per the Completion Accounts totalled $33,627

Item 7.           Financial Statements and Exhibits


(a)      Financial Statements of Businesses Acquired


         In accordance with Rule 210.3-05(b) of Regulation S-X the financial statements for Logan Leisure and Logan Leisure and Entertainment covering the fiscal years ended March 31, 1996, 1997 and 1998 are attached to this report.

         Prior to the date of acquisition the historic financial statements of Logan Leisure and Logan Leisure and Entertainment had not been audited as there was no audit requirements within their jurisdictions. The historic financial statements cannot be retroactively audited without undue effort and expense.

         There are no adjustments required to these financial statements to comply with US generally accepted accounting principles and regulation S-X. Accordingly, no reconciliation statement in accordance with Item 17 of Form 20-F is presented.

(b)      Pro forma Financial Information

         The following pro forma unaudited consolidated balance sheets as at September 30, 1997 and March 31, 1998 are presented as if the Logan Leisure acquisition had occurred on October 1, 1996. The pro forma unaudited consolidated statement of operations for the year ended September 30, 1997 and the six months ended March 31, 1998 are presented as if the Logan Leisure acquisition had occurred on October 1, 1996. The pro forma data is presented for informational purposes only and may not be indicative of the results of operations and the future financial position of the Company or what the results of operations and financial position of the Company would have been if the Breakaway acquisition had occurred on the dates set forth. These pro forma consolidated balance sheet and proforma consolidated statement of operations should be read in conjunction with the historical financial statements and notes thereto of the Company.

                     TRANSMEDIA EUROPE INC. AND SUBSIDIARIES
                       PROFORMA CONSOLIDATED BALANCE SHEET

-------------------------------------------------------------------------------

                                                 TME     Logan Leisure                          Proforma       Note
                                       September 30,     September 30,         Proforma    September 30,
                                                1997              1997      adjustments             1997
                                           (Audited)       (Unaudited)                       (Unaudited)
                                     ---------------   ---------------  ---------------  ---------------
Assets

Current assets
Cash                                         554,624               232        (541,952)           12,904        (1)
Trade accounts receivable                    484,968             2,923                           487,891
Restaurant credits                         1,265,918                 0                                 0
Amounts due from related parties              86,401            76,836                           163,237
Prepaid expenses and other current assets    599,626             1,761                           601,387
                                          ----------          --------         --------       ----------
Total current assets                       2,991,537            81,752        (541,952)        2,531,337


Non-current assets
Property and equipment                       741,116            84,247                           825,363
Intangible assets                          5,197,426                 0          855,205        6,052,631    (1),(2)
Other assets                                 142,946                 0                           142,946
                                          ----------          --------         --------       ----------
Total assets                              $9,073,025          $165,999         $313,253       $9,552,277
                                          ----------          --------         --------       ----------
                                          ----------          --------         --------       ----------


Liabilities and Stockholders' Equity

Current liabilities
Bank Overdraft                               952,668                 0           63,219        1,015,887        (1)
Trade accounts payable                     2,384,516           247,978                         2,632,494
Deferred membership fee income               536,509                 0                           536,509
Accrued liabilities                        1,459,388                 0                         1,459,388
Amount due to related party                2,345,841                 0                         2,345,841
                                          ----------          --------         --------       ----------
Total current liabilities                  7,678,922           247,978           63,219        7,990,119

Stockholders' equity

6 1/2 % Convertible Preferred Shares           5,909                 0               0             5,909
Common stock                                     140                 3              (3)              140    (1),(4)
Additional paid in capital                12,108,055                 0          326,180       12,434,235        (1)
Accumulated deficit                     (10,655,175)          (81,983)         (35,514)     (10,707,998)(1),(2),(4)
Treasury Stock                             (517,112)                 0                         (517,112)
Foreign currency translation adjustment    (382,668)                 0              361        (382,307)
                                          ----------          --------         --------       ----------
Total stockholders' equity                   559,149          (81,980)          291,024          768,193

Minority Interest                            834,954                 0         (40,990)          793,964        (4)

Total liabilities and stockholders' equity 9,073,025          $165,999         $313,253      $ 9,552,277
                                          ----------          --------         --------       ----------
                                          ----------          --------         --------       ----------

See accompanying notes

                     TRANSMEDIA EUROPE INC. AND SUBSIDIARIES
                  UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET

-------------------------------------------------------------------------------

                                                 TME     Logan Leisure                          Proforma       Note
                                           March 31,         March 31,         Proforma        March 31,
                                                1998              1998      adjustments             1998

                                     ---------------   ---------------  ---------------  ---------------
Assets

Current assets
Cash                                         503,962           126,616        (605,172)           25,407        (1)
Trade accounts receivable                    746,548            80,868                0          827,416
Restaurant credits                         1,214,616                 0                0        1,214,616
Amounts due from related parties             124,653            29,372                0          154,025
Prepaid expenses and other current assets    862,510            16,326                0          878,836
Notes receivable                             255,000                 0                0          255,000
                                        ------------          --------          -------      -----------

Total current assets                       3,707,289           253,182        (605,172)        3,355,299

Non-current assets
Investment in affiliated company           4,547,070                 0                0        4,547,070
Property and equipment                       646,792            57,971                0          704,763
Intangible assets                          4,984,987                 0          824,664        5,809,651    (1),(2)
                                        -----------           --------          -------      -----------
Total assets                            $ 13,886,138          $311,153          219,492      $14,416,783
                                        ------------          --------          -------      -----------
                                        ------------          --------          -------      -----------

Liabilities and Stockholders' Equity

Current liabilities
Bank credit line                           1,072,442                 0                0        1,072,442
Trade accounts payable                     1,902,632           578,500                0        2,481,132
Deferred membership fee income               487,446                 0                0          487,446
Accrued liabilities                        1,902,661                 0                0        1,902,661
Amount due to related party                2,295,872                 0                0        2,295,872
Deferred cost of investment                3,248,735                 0                0        3,248,735
                                        ------------          --------          -------      -----------
Total current liabilities               $ 10,909,788           578,500                0       11,488,288
                                        ------------          --------          -------      -----------
Stockholders' equity

6 1/2 % Convertible Preferred Shares           5,909                 0                0            5,909
Common stock                                     168                20             (18)              170    (1),(4)
Additional paid in capital                14,528,827                 0          326,187       14,855,014        (1)
Accumulated deficit                     (11,309,133)         (267,367)           27,166       11,549,334(1),(2),(4)
Treasury stock                             (517,112)                 0                0        (517,112)
Foreign currency translation adjustment    (490,324)                 0            (170)        (490,494)
                                        ------------          --------          -------      -----------
Total stockholders' equity               $ 2,218,335         (267,347)          353,165        2,304,153
                                        ------------          --------          -------      -----------

Minority Interest                            758,013                 0        (133,673)          624,340        (4)
                                        ------------          --------          -------      -----------
Total liabilities and stockholders'
  equity                                  13,886,138          $311,153         $219,492      $14,416,783
                                        ------------          --------          -------      -----------
                                        ------------          --------          -------      -----------


See accompanying notes

                     TRANSMEDIA EUROPE INC. AND SUBSIDIARIES
                  PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS

-------------------------------------------------------------------------------

                                                    TME     Logan Leisure                          Proforma
                                             Year ended        Year ended         Proforma       Year ended
                                          September 30,     September 30,      Adjustments    September 30,       Note
                                                   1997              1997                              1997
                                              (Audited)       (Unaudited)                       (Unaudited)

                                           ---------------   ---------------  ---------------  ---------------
Revenues                                       7,870,256           484,291                0        8,354,547

Cost of sales                                  4,709,911         (226,363)                0      (4,936,274)
                                            -----------             ------         --------     -----------

Gross profit                                   3,160,345           257,927                0        3,418,272

Selling, general and
administrative expenses                      (7,399,596)         (208,571)         (61,086)      (7,669,433)        (2)
                                            -----------             ------         --------     -----------

Loss from operations                         (4,239,251)            49,176         (61,086)      (4,251,161)

Share of losses of associated company          (116,899)                 0                0        (116,899)

Interest income                                   11,287               117                0           11,404
                                            -----------             ------         --------     -----------

Loss before income taxes                     (4,344,863)            49,293         (61,086)      (4,356,656)

Income taxes                                      13,621                 0                0           13,621
                                            -----------             ------         --------     -----------

Net loss before preferred share dividend    s(4,331,242)            49,293         (61,086)      (4,343,035)

Minority Interest                                805,859                 0         (24,646)          781,213        (3)

Preferred share dividends                      (220,865)                 0                0        (220,865)
                                            -----------             ------         --------     -----------
Net loss after preferred share dividends    $(3,746,248)            49,293         $(85,733     $(3,782,688)


Loss per common share                            $(0.27)                                             $(0.27)

Weighted average number of  common
shares outstanding                            13,736,502                                          13,736,502
                                            -----------             ------         --------     -----------

See accompanying notes


                     TRANSMEDIA EUROPE INC. AND SUBSIDIARIES
             UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS

------------------------------------------------------------------------------




                                                 TME     Logan Leisure                          Proforma
                                    Six months ended  Six months ended        Proforma  Six months ended
                                           March 31,         March 31,      Adjustments        March 31,       Note
                                                1998              1998                              1998


                                     ---------------   ---------------  ---------------  ---------------
Revenues                                  $6,119,394           448,588                0        6,567,982

Cost of sales                            (3,963,408)          (99,602)                0      (4,063,010)
                                          ---------            -------         -------         --------

Gross profit                               2,155,986           348,985                0       2,504,971

Selling, general and                     (3,006,422)         (173,802)         (30,543)      (3,210,767)        (2)
administrative expenses
                                          ---------            -------         -------         --------

Loss from operations                       (850,436)           175,183         (30,543)        (705,796)

Share of profits of associated company        83,108                 0                0          83,108

Interest income                                8,201                13                0           8,214
                                          ---------            -------         -------         --------

Loss before income taxes                   (759,127)           175,196         (30,543)        (614,474)

Income taxes                                       0                 0                0               0
                                          ---------            -------         -------         --------

Loss before preferred shares dividends    $(759,127)           175,196         (30,543)        (614,474)
                                          ---------            -------         -------         --------


Minority interest                            172,379                 0         (87,598)          84,781        (3)

Preferred share dividends                   (67,210)                 0                0         (67,210)
                                          ---------            -------         -------         --------

Net loss after preferred share dividends   (653,958)           175,196        (118,141)        (596,903)


Loss per common share                        $(0.04)                                             $(0.04)

Weighted average number of  common        14,940,527                                         14,940,527
shares outstanding
                                          ---------            -------         -------         --------



See accompanying notes

                    TRANSMEDIA EUROPE, INC. AND SUBSIDIARIES
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

------------------------------------------------------------------------------

Effective control of Porkpine Ltd is exercised by TME. For this reason Porkpine Ltd is consolidated in the accounts of TME.

Note 1: To record the acquisition of Porkpine Ltd and to calculate goodwill on acquisition


                                                           14/5/98       14/5/98
                                                              L             $

Total consideration paid by TME                             571,066      931,352

Net assets of Porkpine Ltd at date of acquisition            18,468       30,842

TME share (50%)                                               9,234       15,060

Goodwill on acquisition                                     561,832      916,292


Consideration costs include stamp duty and legal fees amounting to L41,066 ($66,975)

Journal entry required to record the above transaction:


                                 14/5/98      14/5/98      31/3/98      30/9/97
                                    L            $            $            $

Dr Goodwill                      561,832      916,292      916,292      916,292
Dr Accumulated profits             9,233       15,059       14,889       15,420
Dr Foreign exchange reserve            0            0          170         (361)
Cr Cash                         (371,066)    (605,172)    (605,172)    (605,172)
Cr Share capital                      (1)          (2)          (2)          (2)
Cr Additional PIC               (199,998)    (326,177)    (326,177)    (326,177)


Acquisition calculation used for proforma financial statements changes due to foreign exchange movements


Note 2: To record the amortization of goodwill on acquisition

For year to Sept 30, 1997

Dr amortization expense                      61,086
Cr Accumulated amortization - Goodwill      (61,086)

For 6 months to March 31, 1998

Dr amortization expense                      30,543
Cr Accumulated amortization - Goodwill      (30,543)

Goodwill is being amortised on a straight line basis over a period of 15 years

                    TRANSMEDIA EUROPE, INC. AND SUBSIDIARIES
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

------------------------------------------------------------------------------

Note 3: To record TMAP's 50% minority interest share of the profits of Porkpine Ltd



Net income for the 6 months to 31 March 1998                  175,196
Minority share (TMAP - 50%)                                    87,598


Net income for the 12 months to 30 Sept 1997                   49,293
Minority share (TMAP - 50%)                                    24,646



Note 4: To record TMAP's 50% minority interest share of the stockholders' equity of Porkpine Ltd


At March 31, 1998

Dr Common stock                          10
Dr Accumulated deficit               16,151
Cr Capital account                 (149,834)
Dr Minority Interest (B/S)          133,673

At September 30, 1997

Dr Common stock                           2
Dr Accumulated deficit               (8,654)
Cr Capital account                  (32,337)
Dr Minority Interest (B/S)           40,990


Note 5. Exchange rates used to prepare Pro forma financial information

Closing rate of exchange at September 30, 1997 is L1 = $1.6125
Closing rate of exchange at March 31, 1998 is L1= $1.6700
Closing rate of exchange at May 14, 1998 is L1= $1.6309

Average exchange rate for the 12 months ended September 30, 1997 is L1= $1.5800 Average exchange rate for the 6 months ended March 31, 1998 is L1= $1.6400

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorised.

TRANSMEDIA EUROPE, INC.




By:
--------------------------------------
Paul Harrison
President and Chief Financial Officer

                           LETVILLE HOLDINGS LIMITED

                    (FORMERLY LETVILLE CONSTRUCTION LIMITED)

                              FINANCIAL STATEMENTS

                           FROM DATE OF INCORPORATION

                           FOR THE TWENTY FIVE MONTHS

                              TO THE 31 MARCH 1998

                            LETVILLE HOLDINGS LIMITED
                                TABLE OF CONTENTS



                                                                          PAGE

COMPANY INFORMATION .....................................................   2

DIRECTORS REPORT ........................................................   3

AUDITORS REPORT .........................................................   4

BALANCE SHEET ...........................................................   5

NOTES ON THE FINANCIAL STATEMENTS .......................................   6


                            LETVILLE HOLDINGS LIMITED

                               COMPANY INFORMATION





DIRECTORS ........................................   Gavin Logan
                                                     Peter Manahan

SECRETARY ........................................   Gavin Logan

REGISTERED OFFICE ................................   Sibtorpe Lane
                                                     37A Leeson Park
                                                     Dublin 6

AUDITORS .........................................   Rothwell McHugh & Company
                                                     19 Herbert Street
                                                     Dublin 2


                            LETVILLE HOLDINGS LIMITED

               DIRECTORS REPORT FOR THE PERIOD ENDED 31 MARCH 1998



The directors submit their report and financial statements for the period ended 31 March 1998.

REVIEW OF THE BUSINESS
This company is an investment holding company.

DIRECTORS
The directors-were appointed during the period as follows:

Gavin Logan
Peter Manahan

STATEMENT OF DIRECTORS RESPONSIBILITIES
Company law requires the directors to prepare financial statements for each financial year which give a true and fair View of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to

     - select suitable policies and then apply them consistently;

     - make judgements and estimates that are reasonable and prudent;

     - prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper books of account which disclose with reasonable accuracy at any time the financial position of the company and which enables them to ensure that the financial statements comply with the Companies Acts, 1963 to 1990. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

AUDITORS

The auditors, Rothwell McHugh & Company have expressed their willingness to continue in office in accordance with Section 160(2) of the Companies Act 1963.



ON BEHALF OF THE BOARD:


Gavin Logan                               Peter Manahan
----------------------                    ----------------------------
DIRECTOR                                  DIRECTOR

DATE: 9 April 1998.

                            ROTHWELL MCHUGH & COMPANY
                           19 Herbert Street. Dublin 2
                  Telephone 01 -662 2700 Facsimile 01-662 2701

AUDITORS REPORT TO THE MEMBERS OF LETVILLE HOLDINGS LIMITED
We have audited the financial statements on pages 5 and 6 which have been prepared under the accounting policy set out on page 6.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS
As described on page 3 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION
We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed,

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION
In our opinion, the financial statements give a true and fair view of the state of the company's affairs as at 31 March 1998 and of its results for the period then ended and have been properly prepared in accordance with the Companies Acts, 1963 to 1990.

We have obtained all the information and explanations we considered necessary for the purposes of our audit. in our opinion, proper books of account have been kept by the company. The financial statements are in agreement with the books of account.

In our opinion, the information given in the directors report on page 3 is consistent with the financial statements.

The net assets of the company, as stated in the balance sheet on page 5, are more than half of the amount of its called-up share capital and, in our opinion, on that basis there did not exist at 31 March 1998 a financial situation which, under Section 40(l) of the Companies (Amendment) Act, 1983, would require the convening of an extraordinary general meeting of the company.



Rothwell McHugh and Company
------------------------------
REGISTERED AUDITORS

DATE: 9 April 1998.



           Niall A. McHugh B. Comm. A.C.A. Barry T. Rothwell A.C.C.A.
                             Enda J. Bannon A.I.T.I.

                            LETVILLE HOLDINGS LIMITED

                        BALANCE SHEET AS AT 31 MARCH 1998


                                                         Notes     1999
                                                                 IR(pounds)

 FIXED ASETS
 Intangible assets                                         2          1
                                                                    -----
 CURRENT ASSETS

 Debtors                                                              2
 CREDITORS (amounts due within one year)                             (1)
                                                                    -----
 NET CURRENT ASSETS                                                   1
                                                                    -----
 NET ASSETS                                                           2
                                                                    -----
                                                                    -----

 FINANCED BY:

 CAPITAL AND RESERVES

 Called up share capital                                   3          2
                                                                    -----
                                                                    -----




       The accompanying notes form an integral part of the balance sheet.





ON BEHALF OF THE BOARD:



Gavin Logan                                   Peter Manahan
------------------------------                ------------------------------
DIRECTOR                                      DIRECTOR



DATE: 9 April 1998.

                               LETVILLE H OLDINGS

                        NOTES ON THE FINANCIAL STATEMENTS

1. ACCOUNTING POLICY

The financial statements have been prepared in accordance with the following policy:

     (a) Accounting convention

         The financial statements are prepared under the historical cost convention.

2. FINANCIAL ASSETS


                                                                         1998
                                                                      IR (pound)

     Trade investments - unquoted shares at cost ......................       1
                                                                           ----
                                                                           ----


3. CALLED UP SHARE CAPITAL


                                                                          1998
                                                                      IR (pound)

     Authorised:
     100,000 ordinary shares of(pound)l each .........................   100,000
                                                                         -------
                                                                         -------
     Allotted, called up and fully paid:
     2 ordinary shares of (pound)1 each ..............................        2
                                                                         -------


                                                                         -------
4. DIRECTORS INTERESTS


                                                                 Ordinary shares
                                                                           1998

     Gavin Logan .....................................................       --
     Peter Manahan ...................................................       --
                                                                           ----
                                                                           ----


5. DIRECTORS APPROVAL

The financial statements were approved by the Board of Directors at a meeting held on 9 April 1998.

         FLORACOURT MARKETING LIMITED T/A LOGAN LEISURE & ENTERTAINMENT

                   (FORMERLY FLORACOURT DEVELOPMENTS LIMITED)

                              FINANCIAL STATEMENTS

                           FOR THE TWENTY FIVE MONTHS

                         FROM THE DATE OF INCORPORATION

                              TO THE 31 MARCH 1998

         FLORACOURT MARKETING LIMITED T/A LOGAN LEISURE & ENTERTAINMENT

                                TABLE OF CONTENTS



                                                                           PAGE

 DIRECTORS AND OTHER INFORMATION ........................................     2

 DIRECTORS REPORT .......................................................   3-4

 AUDITORS REPORT ........................................................     5

 PROFIT AND LOSS ACCOUNT ................................................     6

 BALANCE SHEET ..........................................................     7

 NOTES ON THE FINANCIAL STATEMENTS ......................................   8-10


         FLORACOURT MARKETING LIMITED T/A LOGAN LEISURE & ENTERTAINMENT

                               COMPANY INFORMATION



DIRECTORS .....................................   Gavin Logan
                                                  Peter Manahan

SECRETARY .....................................   Gavin Logan

BANKERS .......................................   Allied Irish Banks Plc.
                                                  1 Lower Baggot Street
                                                  Dublin 2

SOLICITORS ....................................   Donal T McAuliffe & Company
                                                  57 Merrion Square
                                                  Dublin 2

AUDITORS ......................................   Rothwell McHugh & Company
                                                  19 Herbert Street
                                                  Dublin 2

REGISTERED OFFICE .............................   Sibtorpe Lane
                                                  37A Leeson Park
                                                  Dublin 6

         FLORACOURT MARKETING LIMITED T/A LOGAN LEISURE & ENTERTAINMENT

               DIRECTORS REPORT FOR THE PERIOD ENDED 31 MARCH 1998


The directors submit their report and accounts for the period ended 31 March, 1998.

REVIEW OF THE DEVELOPMENT OF THE BUSINESS

RESULTS FOR THE PERIOD AND STATE OF AFFAIRS AT 31 MARCH 1998
The financial statements for the period ended 31 March 1998 are set out on pages 6 to 10. The profit on ordinary activities before taxation amounted to IR(pound) 99,809.

The net assets of the company at 31 March 1998 amounted to IR(pound) 65,623.

FUTURE DEVELOPMENTS OF THE BUSINESS
The directors of the company expect to increase turnover for the forthcoming year.

DIRECTORS
The directors of the company were appointed during the period as follows:

Gavin Logan
Peter Manahan

DIVIDENDS
No dividends are proposed.

STATEMENT OF THE DIRECTORS RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial period which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

     - select suitable accounting policies and apply them consistently;

     - make judgements and estimates that are reasonable and prudent; and

     - prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and which enable them to ensure that the financial statements comply with the Companies Acts, 1963 to 1990. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

         FLORACOURT MARKETING LIMITED T/A LOGAN LEISURE & ENTERTAINMENT

AUDITORS

Rothwell McHugh & Company, were appointed during the period and have expressed their willingness to continue in office in accordance with Section 160(2) of the Companies Act, 1963.




ON BEHALF OF THE DIRECTORS:



Gavin Logan                            Peter Manahan
---------------------------            --------------------------------
DIRECTOR                               DIRECTOR

DATE: 9 April 1998.

                            ROTHWELL MCHUGH & COMPANY
                           19 Herbert Street, Dublin 2
                   Telephone 01-662 2700 Facsimile 01-662 2701



    AUDITORS REPORT TO THE MEMBERS OF FLORACOURT MARKETING LIMITED T/A LOGAN
                             LEISURE & ENTERTAINMENT

We have audited the financial statements on pages 6 to 10 which have been prepared under the historical cost convention and on the basis of the accounting policies set out on page 8.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS
As described on page 3 the company's directors are responsible for the preparation of the financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION
We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION
In our opinion, the financial statements give a true and fair view of the state of the company's affairs at 31 March 1998 and of its profit for the period then ended and have been properly prepared in accordance with the provisions of the Companies Acts, 1963 to 1990.

We have obtained all the information and explanations we considered necessary for the purposes of our audit. In our opinion, proper books of account have been kept by the company. The financial statements are in agreement with the books of account.

In our opinion, the information given in the directors report on pages 3 to 4 is consistent with the financial statements.

The net assets of the company, as stated in the balance sheet on page 7, are more than half the amount of its called up share capital and, in our opinion, there did not exist at the 31 March 1998 a financial situation which under section 40 (1) of the Companies (Amendment) Act, 1983 would require the convening of an extraordinary general meeting of the company.



Rothwell McHugh and Company
--------------------------------
REGISTERED AUDITORS



DATE: 9 April 1998.




           Niall A. McHugh B. COMM. A.C.A. Barry T. Rothwell A.C.C.A.
                             Enda J. Bannon A.I.T.I.

         FLORACOURT MARKETING LU41TIED T/A LOGAN LEISURE & ENTERTAINMENT

                PROFIT AND LOSS ACCOUNT FOR THE PERIOD ENDED 31 MARCH 1998

                                                                                                1998
                                                            Notes                             IR(pound)
                                                                                              ----------

Turnover                                                       1                                228,910
Cost of sales                                                                                   (64,528)
                                                                                              ----------
Gross profit                                                                                    164,382
Administrative expenses                                        2                                (62,312)
Interest payable and similar charges                           3                                 (2,261)
                                                                                              ----------
Profit on ordinary activities before taxation                  4                                 99,809
Tax on profit on ordinary activities                           5                                (34,188)
                                                                                              ----------
Profit on ordinary activities after taxation                                                     65,621
                                                                                              ----------
Profit carried forward at 31 March                                                               65,621
                                                                                              ----------
                                                                                              ----------

There were no other gains or losses other than those recognised in the profit and loss account.

The accompanying notes form an integral part of this statement.



 ON BEHALF OF THE DIRECTORS:



 Gavin Logan                                            Peter Manahan
 ---------------------------                            ------------------------
 DIRECTOR                                                DIRECTOR

 DATE: 9 April 1998.

         FLORACOURT MARKETING LIMITED T/A LOGAN LEISURE & ENTERTAINMENT

                        BALANCE SHEET AS AT 31 MARCH 1998

                                                                                                  1998
                                                             Notes                             IR (pound)
                                                                                               ----------

  FIXED ASSETS
  Tangible assets                                              6                                 17,897
                                                                                               ----------
  CURRENT ASSETS
  Stocks                                                                                         10,080
  Debtors                                                      7                                 19,431
  Cash at bank                                                                                   93,294
                                                                                               ----------
                                                                                                 122,805
  CREDITORS (amounts falling due within one year)              8                                 (62,179)
                                                                                               ----------
  NET CURRENT ASSETS                                                                             60,626
                                                                                               ----------
  TOTAL ASSETS LESS CURRENT LIABILITIES                                                          78,523
                                                                                               ----------
                                                                                               ----------
  FINANCED BY:

  CREDITORS (amounts falling due after one year)               9                                 12,900
                                                                                               ----------
  CAPITAL AND RESERVES

  Called up share capital                                     10                                      2
  Profit and loss account                                                                        65,621
                                                                                               ----------
                                                                                                 65,623
                                                                                               ----------
                                                                                                 78,523
                                                                                               ----------
                                                                                               ----------


  The accompanying notes form an integral part of this balance sheet.

  ON BEHALF OF THE DIRECTORS:

  Gavin Logan                                        Peter Manahan
------------------------------                       ---------------------------
  DIRECTOR                                           DIRECTOR

  DATE: 9 April 1998.

         FLORACOURT MARKETING LIMITED T/A LOGAN LEISURE & ENTERTAINMENT

               NOTES ON THE FINANCIAL STATEMENTS TO 31 MARCH 1998

1.   ACCOUNTING POLICIES

     The principal accounting policies adopted by the company in preparing its financial statements are as follows:
     (a) ACCOUNTING CONVENTION
     The financial statements are prepared under the historical cost convention.
     (b) TURNOVER
     Turnover comprises the invoice value of goods and services supplied by the company, exclusive of value added tax.
     (c) DEPRECIATION
     Depreciation is calculated so as to write of the original cost of the fixed assets less their residual value over their expected useful lives at the following annual rates:


                 Furniture & fittings                             20%
                 Premises                                          2%
                 Motor vehicles                                   33%

     (d) STOCKS
     Stocks are valued on a first in, first out basis at the lower of cost and net realisable value after making due allowance for any obsolete or slow moving stock.

     (c) INCORPORATION
     The company was incorporated on the 2 February 1996 and commenced to trade on the 1 April 1997.

2.   EMPLOYEE INFORMATION                                      1998
                                                               IR (pound)

     Wages and salaries                                        25,125
     Social welfare costs                                       2,865
                                                               ------
                                                               27,990
                                                               ------
                                                               ------

     The average number of persons employed by the company during the year was 6.

3. INTEREST PAYABLE AND SIMILAR CHARGES
                                                                 1998
                                                                IR (pound)
              Banks interest and charges                         2,261
                                                               -------
                                                               -------
4. PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION
The profit on ordinary activities before taxation has been arrived at after charging:

                                                                 1998
                                                               IR (pound)
              Auditors remuneration                              2,200
              Depreciation                                       4,135
                                                               -------
                                                               -------

         FLORACOURT MARKETING LIMITED T/A LOGAN LEISURE & ENTERTAINMENT

5.   Tax on profit on ordinary activities                                                                   1998
                                                                                                         IR (pound)
              Corporation tax charge for the period                                                        34,188
                                                                                                         ----------
                                                                                                         ----------

6. TANGIBLE FIXED ASSETS                                      Motor         Office        Furniture        Total
                                                            vehicles       equipment      fixtures
                                                               33%            20%            20%
                                                            IR(pound)       IR(pound)      IR(pound)       IR(pound)
     COST
     As at 1 April 1997                                        --               --             --             --
     Additions                                               19,155            2,752          2,680         24,587
     Disposals                                               (2,555)            --             --           (2,555)

     As at 31 March 1998                                     16,600            2,752          2,680         22,032
                                                             -------          -------        -------        -------
                                                             -------          -------        -------        -------
     ACCUMULATED DEPRECIATION
     As at 1 April 1997                                        --               --             --             --
     Charge for year                                          3,320              413            402          4,135
                                                             -------          -------        -------        -------

     As at 31 March 1998                                      3,320              413            402          4,135
                                                             -------          -------        -------        -------
                                                             -------          -------        -------        -------

     NET BOOK VALUE
     As at 31 March 1998                                     13,280            2,339          2,278         17,897
                                                             -------          -------        -------        -------
                                                             -------          -------        -------        -------


7.   DEBTORS                                                                                               1998
                                                                                                         IR (pound)
     Debtors & prepayments                                                                                19,431
                                                                                                         --------
                                                                                                          19,431
                                                                                                         --------
                                                                                                         --------
8.   CREDITORS (amounts falling due within one year)

                                                                                                           1998
                                                                                                            IR
                                                                                                          (pound)
     Trade creditors and accruals                                                                         26,831
     Leasing                                                                                               1,160
     Corporation tax                                                                                      34,188
                                                                                                         --------
                                                                                                          62,179
                                                                                                         --------
                                                                                                         --------

9.   CREDITORS (amounts due after one year)                                                                  1998
                                                                                                          IR (pound)
     Finance leases - medium term                                                                          12,900
                                                                                                         --------
                                                                                                         --------


         FLORACOURT MARKETING LIMITED T/A LOGAN LEISURE & ENTERTAINMENT

         NOTES ON THE FINANCIAL STATEMENTS TO 31 MARCH 1998 (continued)

10.  CALLED UP SHARE CAPITAL                                                                                      1998
                                                                                                                IR (pound)
     Authorised:
     100,000 ordinary shares of(pound)l each                                                                    100,000
                                                                                                                --------
                                                                                                                --------

     Allotted, called up and fully paid:
     2 ordinary shares of(pound)1 each                                                                                2
                                                                                                                --------
                                                                                                                --------
11.  DIRECTORS INTERESTS

     The directors interests in Floracourt Marketing Limited T/A Logan
     Leisure & Entertainment are as follows:
                                                                                                             Ordinary shares
                                                                                                                   1997

     Gavin Logan                                                                                                    -
     Peter Manahan                                                                                                  -
                                                                                                                ------
                                                                                                                    -
                                                                                                                ------
                                                                                                                ------

12.  RECONCILIATION OF MOVEMENT IN SHAREHOLDERS FUNDS
                                                                                                               1997
                                                                                                               IR (pound)
     Profit for the financial period                                                                           65,621
     Shares issued during the period                                                                                2
                                                                                                              --------
     Net increase in shareholders funds                                                                        65,623
     Opening shareholders funds                                                                                  --
                                                                                                              --------
     Closing shareholders funds                                                                                65,623
                                                                                                              --------
                                                                                                              --------

13. APPROVAL OF FINANCIAL STATEMENTS

     The financial statements were approved by the board of directors on 9 April 1998.


         FLORACOURT MARKETING LIMITED T/A LOGAN LEISURE & ENTERTAINMENT

         DETAILED PROFIT AND LOSS ACCOUNT FOR THE PERIOD ENDED 31 MARCH 1998

                                           1998
                                         IR (pound)

TURNOVER                                 228,910
                                         -------

COST OF SALES
Opening stock                                694
Purchases                                 73,914
Closing Stock                            (10,080)
                                         -------
                                          64,528
                                         -------
Gross profit                             164,382
                                         -------
ADMINISTRATIVE EXPENSES
Wages & salaries                          27,990
Motor & travel                             6,056
Postage & stationery                       4,977
Depreciation                               4,135
Accountancy fees                           4,046
Telephone                                  2,959
Disposal of fixed assets                   2,555
Sundry expenses                            1,821
Professional fees                          1,813
Advertising                                1,693
Insurance                                  1,271
Rent & rates                                 843
Least interest                               709
Subscriptions                                625
Repairs & renewals                           433
Light & heat                                 373
Courier                                       13
                                         -------
                                          62,312
                                         -------
Interest payable and similar charges       2,261
                                         -------
NET OPERATING PROFIT                      99,809
                                         -------
                                         -------

                    GAVIN AND JOANNE LOGAN T/A LOGAN LEISURE

                              FINANCIAL STATEMENTS

                        FOR THE YEAR ENDED 31 MARCH 1998

                    GAVIN AND JOANNE LOGAN T/A LOGAN LEISURE

                                TABLE OF CONTENTS



 ACCOUNTANTS REPORT .................................................    2

 PROFIT AND LOSS ACCOUNT ............................................    3

 BALANCE SHEET ......................................................    4

 NOTES ON THE MANAGEMENT ACCOUNTS ...................................  5-6


                            ROTHWELL MCHUGH & COMPANY

                           19 Herbert Street Dublin 2
                  Telephone 01-662 2700 Facsimile 01-662 2701

AUDITORS REPORT

To: Gavin and Joanne Logan T/A Logan Leisure and Entertainment

We have audited the financial statements on pages 3 to 5 which have been prepared under the accounting policy set out on page 5.

In our opinion, the financial statements give a true and fair view of the state of affairs as at 31 March 1998 and of its results for the year then ended and have been properly prepared in accordance with good accounting practices.

We have obtained all the information and explanations we considered necessary for the purposes of our audit. In our opinion, proper books of account have been kept by the company. The financial statements are in agreement with the books of account.



Rothwell McHugh and Company
----------------------------
REGISTERED AUDITORS



Date: 9 April 1998










           Niall A. McHugh B. Comm. A.C.A. Barry T. Rothwell A.C.C.A.
                            Enda J. Bannon A.I.T.I.

                    GAVIN AND JOANNE LOGAN T/A LOGAN LEISURE

                             PROFIT AND LOSS ACCOUNT

                        FOR THE YEAR ENDED 31 MARCH 1998


                                                           Note         Mar 98         Mar 97
                                                                      Stg(pound)     Stg(pound)

Sales ...................................................   1          228,905        361,807
                                                                       -------        -------
Less: Cost of sales
Opening stock ...........................................                4,658          4,000
Purchases ...............................................              101,188        122,547
                                                                       -------        -------
                                                                       105,846        126,547

Less: Closing stock .....................................               (1,600)        (4,658)
                                                                       -------        -------
                                                                       104,246        121,889
                                                                       -------        -------

Gross profit ............................................              184,659        239,918
                                                                       -------        -------

Expenditure
Wages & salaries ........................................               48,170         22,932
Bank interest & fees ....................................               15,122         10,242
Rent, rates & insurance .................................               13,164          6,263
Advertising & professional fees .........................               10,609          7,791
Motor & travel expenses .................................                9,219         17,904
Lease charges ...........................................                7,474          1,114
Depreciation ............................................                7,047         21,590
Accountancy fees ........................................                6,235          9,161
Telephone ...............................................                4,799          4,465
Printing & stationery ...................................                4,735          7,116
General expenses ........................................                3,164            701
Use of home as office/light & heat ......................                  914          1,223
Repairs & maintenance ...................................                  826            302
Subscriptions & donations ...............................                   85            841
Staff training ..........................................                   60            807
Entertaining ............................................                   34          1,642
Legal fees ..............................................                  (25)           801
Profit on disposal of motor vehicle .....................                 (712)       (18,541)
                                                                       -------        -------
                                                                       130,920         96,354

                                                                       -------        -------
Net profit ..............................................               53,739        143,564

Interest received .......................................                   16             66
                                                                       -------        -------
Total profit for the year ...............................               53,755        143,630
                                                                       -------        -------
                                                                       -------        -------






Gavin Logan                                            Joanne Logan
------------------------                               ----------------------
Partner                                                Partner
Date: 9 April 1998.

                    GAVIN AND JOANNE LOGAN T/A LOGAN LEISURE

                        BALANCE SHEET AS AT 31 MARCH 1999


                                                           Note         Mar 98         Mar 97
                                                                      Stg(pound)     Stg(pound)

 Fixed assets ...........................................    2          20,197         49,343
                                                                       -------        -------
 Current assets
 Stock ..................................................                1,600          4,658
 Bank ...................................................                  146             --
 Debtors and prepayments ................................               31,986        163,034
                                                                       -------        -------
                                                                        33,732        167,692
                                                                       -------        -------
 Current liabilities
 Bank overdraft .........................................              111,920         75,222
 Creditors and accruals .................................               68,680        118,602
                                                                       -------        -------
                                                                       180,600        193,824
                                                                       -------        -------
 Net current liabilities ................................             (146,868)       (26,132)
                                                                       -------        -------
                                                                      (126,671)        23,211
                                                                       -------        -------
                                                                       -------        -------

 Represented by:

 Capital accounts .......................................    3        (126,671)        23,211
                                                                       -------        -------

                                                                      (126,671)        23,211
                                                                       -------        -------
                                                                       -------        -------




Gavin Logan                                            Joanne Logan
------------------------                               ----------------------
Partner                                                Partner
Date: 9 April 1998.

                    GAVIN AND JOANNE LOGAN T/A LOGAN LEISURE

                        NOTES TO THE FINANCIAL STATEMENTS

                        FOR THE YEAR ENDED 31 MARCH 1998


1.   Accounting policies

     The principle accounting policies adopted in the preparation of these management accounts are as follows:

     (a) Accounting convention
     The management accounts are prepared under the historical cost convention.

     (b) Turnover
     Turnover is accounted for on a receipts basis and is exclusive of value added tax.

     (c) Fixed assets
     Fixed assets are stated at cost less accumulated depreciation. Depreciation is calculated so as to amortise the cost of the assets over their expected useful lives at the following annual rates on a straight line basis:



         Equipment ...............................   15%
         Motor vehicles ..........................   25%
         Fixtures & fittings .....................   15%


2. Fixed assets


                                              Motor      Fixtures
                                 Equipment   vehicles   & fittings   Total
Cost                             Stg(pound) Stg(pound)  Stg(pound) Stg(pound)

As at 1 April 1997 ..........     14,542     75,620       3,363     93,525
Additions ...................        494     16,600         245     17,339
Disposals ...................       --      (75,620)       --      (75,620)
                                 ---------  --------    --------   --------
As at 31 March 1998 .........     15,036     16,600       3,608     35,244
                                 ---------  --------    --------   --------

Depreciation
As at 1 April 1997 ..........      7,109     36,182         891     44,182
Charge for year .............      2,255      4,150         642      7,047
Disposal ....................       --      (36,182)       --      (36,182)
                                 ---------  --------    --------   --------
As at 31 March 1998 .........      9,364      4,150       1,533     15,047
                                 ---------  --------    --------   --------

Net book value
As at 31 March 1998 .........      5,672     12,450       2,075     20,197
                                 ---------  --------    --------   --------
                                 ---------  --------    --------   --------
As at 31 March 1997 .........      7,433     39,438       2,472     49,343
                                 ---------  --------    --------   --------
                                 ---------  --------    --------   --------


                    GAVIN AND JOANNE LOGAN T/A LOGAN LEISURE

                        NOTES TO THE FINANCIAL STATEMENTS

                  FOR THE YEAR ENDED 31 MARCH 1998 (continued)



3. Capital account




                                             Mar 98       Mar 97
                                           Stg(pound)   Stg(pound)

As at 1 April .........................      23,211      (39,637)
Profit for the year ...................      53,755      143,630
Capital introduced ....................      81,436         --
                                           ---------    ---------
                                            158,402      103,993
Drawings ..............................    (276,413)     (68,143)
Income tax paid .......................      (8,660)     (12,639)
                                           ---------    ---------

As at 31 March ........................    (126,671)      23,211
                                           ---------    ---------
                                           ---------    ---------


                    GAVIN AND JOANNE LOGAN T/A LOGAN LEISURE

                              FINANCIAL STATEMENTS

                        FOR THE YEAR ENDED 31 MARCH 1997

                    GAVIN AND JOANNE LOGAN T/A LOGAN LEISURE

                                TABLE OF CONTENTS

                 ACCOUNTANTS REPORT                              2

                 PROFIT AND LOSS ACCOUNT                         3

                 BALANCE SHEET                                   4

                 NOTES ON THE FINANCIAL STATEMENTS              5-6

                    [LETTERHEAD OF ROTHWELL MCHUGH & COMPANY]

ACCOUNTANTS REPORT

To: Gavin and Joanne Logan t/a Logan Leisure

In accordance with instructions given to us we have prepared, without carrying out an audit, the balance sheet of Gavin and Joanne Logan t/a Logan Leisure, as at 31 March 1997, and the related profit and loss account for the year then ended from the books and records of Gavin and Joanne Logan and from the information and explanations supplied to us.


Rothwell McHugh and Company
------------------------------------
ACCOUNTANTS AND AUDITORS

Date: 13 October 1997

                    GAVIN AND JOANNE LOGAN T/A LOGAN LEISURE

                             PROFIT AND LOSS ACCOUNT

                        FOR THE YEAR ENDED 31 MARCH 1997

                                       Note          1997         1996
                                                Stg(pound)   Stg(pound)

Sales                                   1         361,807      203,914

                                                  -------      -------
Less: Cost of sales
Opening stock                                       4,000        4,000
Purchases                                         122,547       64,324
                                                  -------      -------
                                                  126,547       68,324
Less: Closing stock                                (4,658)      (4,000)
                                                  -------      -------
                                                  121,889       64,324

                                                  -------      -------
Gross profit                                      239,918      139,590

                                                  -------      -------
Expenditure
Wages & salaries                                   22,932       18,592
Depreciation                                       21,590       17,608
Motor & travel expenses                            17,904        8,889
Bank interest & fees                               10,242        6,749
Accountancy fees                                    9,161        1,324
Advertising & professional fees                     7,791        9,203
Printing & stationery                               7,116        4,167
Rent, rates & insurance                             6,263        5,432
Telephone                                           4,465        3,708
Entertaining                                        1,642          643
Use of home as office/light & heat                  1,223        1,198
Operating lease                                     1,114           --
Subscriptions & donations                             841           --
Staff training                                        807           --
Legal fees                                            801          450
General expenses                                      701          931
Computer maintenance                                  302           --
Research costs                                         --        1,588
Profit on disposal of motor vehicle               (18,541)          --

                                                  -------      -------
                                                   96,354       80,482

                                                  -------      -------
Net profit                                        143,564       59,108
Interest received                                      66           20

                                                  -------      -------
Total profit for the year                         143,630       59,128
                                                  =======      =======

Gavin Logan                               Joanne Logan
----------------------                    ---------------------
Proprietor                                Proprietor

Date: 13 October 1997

                    GAVIN AND JOANNE LOGAN T/A LOGAN LEISURE

                        BALANCE SHEET AS AT 31 MARCH 1997

                                        Note          1997            1996

                                                 Stg(pound)      Stg(pound)

Fixed assets                             2          49,343          30,660

                                                  --------         --------
Current assets
Stock                                                4,658            4,000
Debtors and prepayments                            163,034              835
Cash in hand                                            --              192

                                                  --------         --------
                                                   167,692            5,027

                                                  --------         --------
Current liabilities
Bank overdraft                                      75,222           51,851
Creditors and accruals                             118,602           23,473

                                                  --------         --------
                                                   193,824           75,324

                                                  --------         --------

Net current liabilities                            (26,132)         (70,297)

                                                  --------         --------
                                                    23,211          (39,637)
                                                  ========         ========

Represented by:

Capital accounts                         3          23,211          (39,637)

                                                  --------         --------
                                                    23,211          (39,637)
                                                  ========         ========

Gavin Logan                               Joanne Logan
----------------------                    ---------------------
Proprietor                                Proprietor

Date: 13 October 1997

                    GAVIN AND JOANNE LOGAN T/A LOGAN LEISURE

                        NOTES ON THE FINANCIAL STATEMENTS

                        FOR THE YEAR ENDED 31 MARCH 1997

1.    Accounting policies

      The principle accounting policies adopted in the preparation of these financial statements are as follows:

      (a)   Accounting convention

      The financial statements are prepared under the historical cost convention.

      (b)   Turnover

      Turnover is accounted for on a receipts basis and is exclusive of value added tax.

      (c)   Fixed assets

      Fixed assets are stated at cost less accumulated depreciation. Depreciation is calculated so as to amortise the cost of the assets over their expected useful lives at the following annual rates on a straight line basis:

                       Equipment                       15%
                       Motor vehicles                  25%
                       Fixtures & fittings             15%

2.    Fixed assets


                                           Motor    Fixtures
                           Equipment    vehicles   & fittings     Total
Cost                       Stg(pound)  Stg(pound)  Stg(pound)  Stg(pound)

As at 1 April 1996            14,542      60,159       2,581      77,282
Additions                         --      47,500         782      48,282
Disposals                         --     (32,039)         --     (32,039)

                              ------      ------       -----      ------
As at 31 March 1997           14,542      75,620       3,363      93,525

                              ------      ------       -----      ------
Depreciation
As at 1 April 1996             4,928      41,307         387      46,622
Charge for year                2,181      18,905         504      21,590
Disposal                          --     (24,030)         --     (24,030)

                              ------      ------       -----      ------
As at 3l March 1997            7,109      36,182         891      44,182

                              ------      ------       -----      ------
Net book value
As at 31 March 1997            7,433      39,438       2,472      49,343
                              ======      ======       =====      ======

As at 1 April 1996             9,614      18,852       2,194      30,660
                              ======      ======       =====      ======

                    GAVIN AND JOANNE LOGAN T/A LOGAN LEISURE

                        NOTES ON THE FINANCIAL STATEMENTS

                   FOR THE YEAR ENDED 31 MARCH l997(continued)

3.    Capital account

                                                     1997            1996
                                                Stg(pound)      Stg(pound)

      As at 1 April 96                            (39,637)        (29,313)
      Profit for the year                         143,630          59,128

                                                  -------         -------

                                                  103,993          29,815
      Drawings                                    (68,143)        (59,252)
      Income tax paid                             (12,639)        (10,200)

                                                  -------         -------

      As at 31 March 97                            23,211         (39,637)
                                                  =======         =======


4.    Approval of the financial statements

      The financial statements were approved by Gavin and Joanne Logan on 13 October 1997.

                    GAVIN AND JOANNE LOGAN T/A LOGAN LEISURE

                                AND ENTERTAINMENT

                              FINANCIAL STATEMENTS

                        FOR THE YEAR ENDED 31 MARCH 1997

                 GAVIN LOGAN T/A LOGAN LEISURE AND ENTERTAINMENT

                                TABLE OF CONTENTS

                 ACCOUNTANTS REPORT                          2

                 PROFIT AND LOSS ACCOUNT                     3

                 BALANCE SHEET                               4

                 NOTES ON THE FINANCIAL STATEMENTS          5-6

                    [LETTERHEAD OF ROTHWELL MCHUGH & COMPANY]

ACCOUNTANTS REPORT

To: Gavin and Joanne Logan t/a Logan Leisure and Entertainment

In accordance with instructions given to us we have prepared, without carrying out an audit, the balance sheet of Gavin and Joanne Logan t/a Logan Leisure and Entertainment, as at 31 March 1997, and the related profit and loss account for the year then ended from the books and records of Gavin and Joanne Logan and from the information and explanations supplied to us.


Rothwell McHugh and Company
------------------------------------
ACCOUNTANTS AND AUDITORS

Date: 28 January 1998

           GAVIN AND JOANNE LOGAN T/A LOGAN LEISURE AND ENTERTAINMENT

            PROFIT AND LOSS ACCOUNT FOR THE YEAR ENDED 31 MARCH 1997

                                       Note          1997            1996
                                                 IR(pound)       IR(pound)

Sales                                   1          99,582         110,673

                                                   ------         -------
Less: Cost of sales
Opening stock                                         675             675
Purchases                                           7,410          28,187
Less: Closing stock                                  (694)           (675)

                                                   ------         -------
                                                    7,391          28,187

                                                   ------         -------
Gross profit                                       92,191          82,486

                                                   ------         -------
Expenditure
Wages                                              35,939          36,633
Motor and travel expenses                           9,877          11,377
Rent & service charges                              6,018             774
Printing, stationery and advertising                5,782           6,424
Telephone                                           4,182           5,078
Bank interest and fees                              3,443           3,376
Accountancy fees                                    3,176           3,365
Depreciation                                        2,500           5,091
Repairs & renewals                                  1,489             335
Insurance                                           1,084           1,105
Carriage paid                                         976           1,304
Staff pension                                         601              --
Light & heat                                          503             482
Sundry expenses                                       528             400
Profit on disposal of fixed assets                 (2,106)             --

                                                   ------         -------
                                                   73,992          75,744

                                                   ------         -------
Net profit                                         18,199           6,742
                                                   ======         =======


Gavin Logan                                Joanne Logan
--------------------                       ----------------------
Proprietor                                 Proprietor

Date: 28 January 1998

           GAVIN AND JOANNE LOGAN T/A LOGAN LEISURE AND ENTERTAINMENT

                        BALANCE SHEET AS AT 31 MARCH 1997


                                       Note          1997            1996
                                                 IR(pound)       IR(pound)

Fixed assets                            2          39,721          47,111

                                                   ------          ------
Current assets
Stock                                                 694             675
Debtors and prepayments                             2,099           6,250
Cash at Bank and in hand                            3,345           1,035

                                                   ------          ------
                                                    6,138           7,960

                                                   ------          ------
Current liabilities
Trade creditors and accruals                       20,080          23,526
Bank overdraft                                     17,269          15,739

                                                   ------          ------
                                                   39,349          39,265

                                                   ------          ------

Net current liabilities                           (33,211)        (31,305)

                                                   ------          ------
                                                    6,510          15,806
                                                   ======          ======

Represented by:

Capital accounts                        3         (28,760)        (28,540)
Loan accounts                                      35,270          44,346

                                                   ------          ------
                                                    6,510          15,806
                                                   ======          ======


Gavin Logan                                Joanne Logan
--------------------                       ---------------------
Proprietor                                 Proprietor

Date: 28 January 1998

           GAVIN AND JOANNE LOGAN T/A LOGAN LEISURE AND ENTERTAINMENT

                        NOTES ON THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 31 MARCH 1997

1.    Accounting policies

      The principle accounting policies adopted in the preparation of these financial statements are as follows:

      (a)   Accounting convention

      The financial statements are prepared under the historical cost convention.

      (b)   Turnover

      Turnover is accounted for on a receipts basis and is exclusive of value added tax.

      (c)   Fixed assets

      Fixed assets are stated at cost less accumulated depreciation. Depreciation is calculated so as to amortise the cost of the assets over their expected useful lives at the following annual rates on a straight line basis:

               Premises                           2%
               Equipment & fittings              15%
               Motor vehicles                    20%

2.    Fixed assets

                                        Equipment       Motor
                            Premises   & fittings    vehicles       Total
Cost                        IR(pound)    IR(pound)   IR(pound)   IR(pound)

As at 1 April 1996            36,938        7,479      16,150      60,567
Disposal                                               (8,150)     (8,150)

                              ------        -----      ------      ------
As at 31 March 1997           36,938        7,479       8,000      52,417

                              ------        -----      ------      ------
Depreciation
As at 1 April l996             2,217        3,179       8,060      13,456
Charge for year                  740        1,120         640       2,500
Disposal                          --                   (3,260)     (3,260)

                              ------        -----      ------      ------
As at 31 March 1997            2,957        4,299       5,440      12,696

                              ------        -----      ------      ------
Net book value
As at 31 March 1997           33,981        3,180       2,560      39,721
                              ======        =====       =====      ======
As at 1 April 1996            34,721        4,300       8,090      47,111
                              ======        =====       =====      ======

           GAVIN AND JOANNE LOGAN T/A LOGAN LEISURE AND ENTERTAINMENT

                        NOTES ON THE FINANCIAL STATEMENTS
                   FOR THE YEAR ENDED 31 MARCH 1997(continued)

3.    Capital account

                                                         1997          1996
                                                     IR(pound)     IR(pound)

          As at 1 April 1996                          (28,540)      (20,049)
          Profit for the year                          18,199         6,742

                                                      -------       -------
                                                      (10,341)      (13,307)
          Drawings                                    (27,408)      (23,572)
          Capital Introduced                            8,989         8,339

                                                      -------       -------

          As at 31 March 1997                         (28,760)      (28,540)
                                                      =======       =======

4.    Approval of the financial statements

      The financial statements were approved by Gavin and Joanne Logan on 28 January 1998.

                          GAVIN LOGAN T/A LOGAN LEISURE

                                AND ENTERTAINMENT

                              FINANCIAL STATEMENTS

                        FOR THE YEAR ENDED 31 MARCH 1996

                 GAVIN LOGAN T/A LOGAN LEISURE AND ENTERTAINMENT

                                TABLE OF CONTENTS

                 ACCOUNTANTS REPORT                            2

                 PROFIT AND LOSS ACCOUNT                       3

                 BALANCE SHEET                                 4

                 NOTES ON THE FINANCIAL STATEMENTS            5-6

                    [LETTERHEAD OF ROTHWELL MCHUGH & COMPANY]

ACCOUNTANTS REPORT

To: Gavin Logan t/a Logan Leisure and Entertainment

In accordance with instructions given to us we have prepared, without carrying out an audit, the balance sheet of Gavin Logan t/a Logan Leisure and Entertainment, as at 31 March 1996, and the related profit and loss account for the year then ended from the books and records of Gavin Logan and from the information and explanations supplied to us.


Rothwell McHugh and Company
-----------------------------------
ACCOUNTANTS AND AUDITORS

Date: 21 January 1997

                 GAVIN LOGAN T/A LOGAN LEISURE AND ENTERTAINMENT

            PROFIT AND LOSS ACCOUNT FOR THE YEAR ENDED 31 MARCH 1996

                                       Note          1996            1995
                                                 IR(pound)       IR(pound)

Sales                                    1        110,673         142,872

                                                  -------         -------
Less: Cost of sales
Opening stock                                        (675)            525
Purchases                                          28,187          53,714
Less: Closing stock                                  (675)           (675)

                                                  -------         -------
                                                   28,187          53,564

                                                  -------         -------
Gross profit                                       82,486          89,308

                                                  -------         -------
Expenditure
Wages                                              36,633          34,496
Motor and travel expenses                          11,377          13,500
Printing, stationery and advertising                6,424           4,274
Depreciation                                        5,091           5,091
Telephone                                           5,078           4,880
Bank interest and fees                              3,376           2,287
Accountancy fees                                    3,365           1,040
Carriage paid                                       1,304              --
Insurance                                           1,105             502
Rent & service charges                                774             826
Light & heat                                          482             725
Sundry expenses                                       400           2,005
Repairs & renewals                                    335           2,210
Legal fees                                             --           1,818
Profit on disposal of fixed assets                     --          (1,150)

                                                  -------         -------
                                                   75,744          72,504

                                                  -------         -------
Net profit                                          6,742          16,804

                                                  -------         -------
Total profit for the year                           6,742          16,804
                                                  =======         =======


Gavin Logan
----------------------
Proprietor

Date: 21 January 1997

                 GAVIN LOGAN T/A LOGAN LEISURE AND ENTERTAINMENT

                        BALANCE SHEET AS AT 31 MARCH 1996

                                       Note          1996            1995
                                                 IR(pound)       IR(pound)

Fixed assets                            2          47,111          52,202

                                                   ------          ------
Current assets
Stock                                                 675             675
Debtors and prepayments                             6,250           5,210
Cash at Bank and in hand                            1,035           1,453

                                                   ------          ------
                                                    7,960           7,338

                                                   ------          ------
Current liabilities
Trade creditors and accruals                       23,526          14,587
Bank overdraft                                     15,739              --

                                                   ------          ------
                                                   39,265          14,587

                                                   ------          ------

Net current liabilities                           (31,305)         (7,249)

                                                   ------          ------
                                                   15,806          44,953
                                                   ======          ======

Represented by:

Capital accounts                        3         (28,540)        (20,049)
Loan accounts                                      44,346          65,002

                                                   ------          ------
                                                   15,806          44,953
                                                   ======          ======


Gavin Logan
-------------------
Proprietor

Date: 21 January 1997

                 GAVIN LOGAN T/A LOGAN LEISURE AND ENTERTAINMENT

                        NOTES ON THE FINANCIAL STATEMENTS

                        FOR THE YEAR ENDED 31 MARCH 1996

1.    Accounting policies

      The principle accounting policies adopted in the preparation of these financial statements are as follows:

      (a)   Accounting convention

      The financial statements are prepared under the historical cost convention.

      (b)   Turnover

      Turnover is accounted for on a receipts basis and is exclusive of value added tax.

      (c)   Fixed assets

      Fixed assets are stated at cost less accumulated depreciation. Deprecation is calculated so as to amortise the cost of the assets over their expected useful lives at the following annual rates on a straight line basis:

                       Premises                          2%
                       Equipment & fittings             15%
                       Motor vehicles                   20%

2.    Fixed assets

                                               Equipment    Motor
                                   Premises   & fittings   vehicles      Total
          Cost                     IR(pound)   IR(pound)   IR(pound)   IR(pound)

          As at 1 April 1995         36,938       7,479      16,150      60,567

                                     ------       -----      ------      ------
          As at 31 March 1996        36,938       7,479      16,150      60,567

                                     ------       -----      ------      ------
          Depreciation
          As at 1 April 1995          1,478       2,057       4,830       8,365
          Charge for year               739       1,122       3,230       5,091

                                     ------       -----      ------      ------
          As at 3l March 1996         2,217       3,179       8,060      13,456

                                     ------       -----      ------      ------
          Net book value
          As at 31 March 1996        34,721       4,300       8,090      47,111
                                     ======       =====       =====      ======
          As at 1 April 1995         35,460       5,422      11,320      52,202
                                     ======       =====       =====      ======

                 GAVIN LOGAN T/A LOGAN LEISURE AND ENTERTAINMENT

                        NOTES ON THE FINANCIAL STATEMENTS

                   FOR THE YEAR ENDED 31 MARCH 1996(continued)

3.    Capital account

                                                     1996             1995
                                                 IR(pound)        IR(pound)

          As at 1 April                           (20,049)         (18,855)
          Profit for the year                       6,742           16,804

                                                  -------          -------

                                                  (13,307)          (2,051)
          Drawings                                (23,572)         (17,998)
          Capital Introduced                        8,339

                                                  -------          -------

          As at 31 March                          (28,540)         (20,049)
                                                  =======          =======

4.    Approval of the financial statements

      The financial statements were approved by Gavin Logan on 21 January 1997

                    GAVIN AND JOANNE LOGAN T/A LOGAN LEISURE

                              FINANCIAL STATEMENTS

                        FOR THE YEAR ENDED 31 MARCH 1996

                    GAVIN AND JOANNE LOGAN T/A LOGAN LEISURE

                                TABLE OF CONTENTS

                  ACCOUNTANTS REPORT                          2

                  PROFIT AND LOSS ACCOUNT                     3

                  BALANCE SHEET                               4

                  NOTES ON THE FINANCIAL STATEMENTS          5-6

                    [LETTERHEAD OF ROTHWELL MCHUGH & COMPANY]

ACCOUNTANTS REPORT

To: Gavin and Joanne Logan t/a Logan Leisure

In accordance with instructions given to us we have prepared, without carrying out an audit, the balance sheet of Gavin and Joanne Logan t/a Logan Leisure, as at 31 March 1996, and the related profit and loss account for the year then ended from the books and records of Gavin and Joanne Logan and from the information and explanations supplied to us.


Rothwell McHugh and Company
----------------------------------------
ACCOUNTANTS AND AUDITORS

Date: 10 December 1996

                    GAVIN AND JOANNE LOGAN T/A LOGAN LEISURE

                             PROFIT AND LOSS ACCOUNT

                        FOR THE YEAR ENDED 31 MARCH 1996

                                       Note          1996            1995
                                                Stg(pound)      Stg(pound)

Sales                                   1         203,914         181,446

                                                  -------         -------
Less: Cost of sales
Opening stock                                       4,000           4,400
Purchases                                          64,324          59,867
                                                  -------         -------
                                                   68,324          64,267
Less: Closing stock                                (4,000)         (4,000)
                                                  -------         -------
                                                   64,324          60,267

                                                  -------         -------
Gross profit                                      139,590         121,179

                                                  -------         -------
Expenditure
Wages & salaries                                   18,592          13,572
Depreciation                                       17,608          14,300
Advertising & professional fees                     9,203           4,267
Motor & travel expenses                             8,889          12,712
Bank interest & fees                                6,749           4,745
Rent, rates & insurance                             5,432           4,408
Printing & stationery                               4,167           4,775
Telephone                                           3,708           2,774
Research costs                                      1,588           1,469
Accountancy fees                                    1,324           4,887
Use of home as office/light & heat                  1,198           1,025
General expenses                                      931           1,057
Entertaining                                          643             124
Legal fees                                            450           1,048
Computer maintenance                                   --             550
Staff pensions                                         --             160
Staff training                                         --              60

                                                  -------         -------
                                                   80,482          71,933

                                                  -------         -------
Net profit                                         59,108          49,246
Interest received                                      20             243
Profit on sale of motor vehicle                        --           2,005

                                                  -------         -------
Total profit for the year                          59,128          51,494
                                                  =======         =======


Gavin Logan                                Joanne Logan
----------------------                     ----------------------
Proprietor                                 Proprietor

Date: 9 December 1996

                    GAVIN AND JOANNE LOGAN T/A LOGAN LEISURE

                        BALANCE SHEET AS AT 31 MARCH 1996

                                       Note          1996            1995
                                                Stg(pound)      Stg(pound)

Fixed assets                            2          30,660          37,767

                                                   ------          ------
Current assets
Stock                                               4,000           4,000
Debtors and prepayments                               835             977
Cash in hand                                          192           5,752

                                                   ------          ------
                                                    5,027          10,729

                                                   ------          ------
Current liabilities
Bank overdraft                                     51,851          41,034
Creditors and accruals                             23,473          36,775

                                                   ------          ------
                                                   75,324          77,809

                                                   ------          ------

Net current liabilities                           (70,297)        (67,080)

                                                   ------          ------
                                                  (39,637)        (29,313)
                                                   ======          ======

Represented by:

Capital accounts                        3         (39,637)        (29,313)

                                                   ------          ------
                                                  (39,637)        (29,313)
                                                   ======          ======


Gavin Logan                               Joanne Logan
--------------------                      ---------------------
Proprietor                                Proprietor

Date: 9 December 1996

                    GAVIN AND JOANNE LOGAN T/A LOGAN LEISURE

                        NOTES ON THE FINANCIAL STATEMENTS

                        FOR THE YEAR ENDED 31 MARCH 1996

1.    Accounting policies

      The principle accounting policies adopted in the preparation of these financial statements are as follows:

      (a)   Accounting convention

      The financial statements are prepared under the historical cost convention.

      (b)   Turnover

      Turnover is accounted for on a receipts basis and is exclusive of value added tax.

      (c)   Fixed assets

      Fixed assets are stated at cost less accumulated depreciation. Deprecation is calculated so as to amortise the cost of the assets over their expected useful lives at the following annual rates on a straight line basis:

                      Equipment                      15%
                      Motor vehicles                 25%
                      Fixtures & fittings            15%

2.    Fixed assets

                                           Motor     Fixtures
                          Equipment     vehicles    & fittings      Total
Cost                      Stg(pound)   Stg(pound)   Stg(pound)   Stg(pound)

As at 1 April 1995            6,622       60,159           --       66,781
Additions                     7,920           --        2,581       10,501

                             ------       ------        -----       ------
As at 31 March 1996          14,542       60,159        2,581       77,282

                             ------       ------        -----       ------
Depreciation
As at 1 April 1995            2,747       26,267           --       29,014
Charge for year               2,181       15,040          387       17,608

                             ------       ------        -----       ------
As at 31 March 1996           4,928       41,307          387       46,622

                             ------       ------        -----       ------
Net book value
As at 31 March 1996           9,614       18,852        2,194       30,660
                             ======       ======        =====       ======
As at 1 April 1995            3,875       33,892           --       37,767
                             ======       ======        =====       ======

                    GAVIN AND JOANNE LOGAN T/A LOGAN LEISURE

                        NOTES ON THE FINANCIAL STATEMENTS

                   FOR THE YEAR ENDED 31 MARCH 1996(continued)

3.    Capital account

                                                   1996            1995
                                              Stg(pound)      Stg(pound)

      As at 1 April                             (29,313)         14,039
      Profit for the year                        59,128          51,494

                                                -------         -------

                                                 29,815          65,533
      Drawings                                  (59,252)        (66,759)
      Income tax paid                           (10,200)        (28,087)

                                                -------         -------

      As at 31 March                            (39,637)        (29,313)
                                                =======         =======

4.    Approval of the financial statements

      The financial statements were approved by Gavin and Joanne Logan on 9 December 1996


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